UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

PRIMIS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the recommendation of its Corporate Governance Committee, effective June 25, 2026 the Board of Directors (the “Board”) of Primis Financial Corp. (the “Company”) and Prims Bank (the “Bank”) appointed Margaret M. Weichert to the Company and Bank boards and to serve on the Corporate Governance Committee.

Ms. Weichert is a highly successful financial services executive. Her background includes strategy, marketing, operations and profit and loss experience in banks, multinational corporations, large government agencies, start-ups, and not-for-profits. A former banker as well as an entrepreneur, Ms. Weichert has deep experience with technology and transformation including running businesses at Accenture, Bank of America, First Data and The Clearinghouse. She led transformational change in government as the Senate-confirmed Deputy for Management in the Office of Management and Budget and as leader of the government Office of Personnel Management. Ms. Weichert’s work as a payment industry inventor has resulted in sixteen U.S. patents and dozens of payment product and business model innovations. Ms. Weichert currently serves as an Adjunct Professor at Georgetown University and serves on the Advisory Board of the Smithsonian Libraries and Archives as well as several financial technology startups.

The Board has determined that Ms. Weichert is “independent” as defined under the listing rules of the NASDAQ Stock Market. There are no family relationships between Ms. Weichert and any director or executive officer of the Company. There are no arrangements or understandings between Ms. Weichert and any other persons or entities pursuant to which Ms. Weichert was appointed as a director of the Company.

There are no transactions involving Ms. Weichert and the Company that require disclosure under Item 404(a) of Regulation S-K.

As of the date of her appointment, Ms. Weichert is entitled to receive compensation that is consistent with the compensation received by the other members of the Board. A description of the compensation payable to members of the Board is set forth under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the SEC on April 10, 2026 and is incorporated herein by reference.

A copy of the press release announcing Ms. Weichert’s appointment to the Board is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated June 30, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
June 30, 2026	Matthew A. Switzer
Chief Financial Officer